Exhibit 99.1

Invesco Real Estate Income Trust Inc.

Proxy

Statement

Notice of 2023 Annual Meeting of Stockholders

Your vote is important: Please vote by using the Internet, the telephone or by signing, dating and returning a proxy card

Notice of 2023 Annual Meeting of Stockholders

Date and time
Thursday, November 9, 2023, at 1:00 p.m.,
Central Time

Place
2001 Ross Avenue Trammell Crow Center Dallas, Texas 75201

Voting methods
Internet
Visit the web site listed on your Notice

Telephone
Call the telephone number listed on your Proxy card

Mail
Sign, date and return the enclosed proxy card

In person
Attend the Annual
Meeting in Dallas, Texas

Items of business		Board voting recommendation

1	To elect seven (7) directors to the Board of Directors to hold office until the annual meeting of stockholders in 2024	FOR

2	To consider and act upon such other business as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof

Who can vote

Only holders of record of our common stock on September 11, 2023, are entitled to notice of and to attend and vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement thereof. Beginning on September 21, 2023, we delivered this Proxy Statement and enclosed proxy card to eligible stockholders.

Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person at the Annual Meeting.

By order of the Board of Directors,

E. Elizabeth Day,

General Counsel and Secretary

September 21, 2023

General information regarding the Annual Meeting	10
Questions and answers about voting your common shares	10
Important additional information	12

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board” or “Board of Directors”) of Invesco Real Estate Income Trust Inc. for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, November 9, 2023, at 1:00 p.m. Central Time. Please review the entire Proxy Statement before voting. In this Proxy Statement, except where the context suggests otherwise, the terms “company,” “we,” “us,” and “our” refer to Invesco Real Estate Income Trust Inc., together with its consolidated subsidiaries, including Invesco REIT Operating Partnership LP; “our adviser” refers to Invesco Advisers, Inc., our adviser; “Invesco” refers to Invesco Ltd., our sponsor and the indirect parent company of our adviser.

Proxy Statement summary

This summary highlights selected information in this Proxy Statement. Please review the entire Proxy Statement before voting.

Matters for stockholder voting

At the Annual Meeting, we are asking our stockholders to vote on the following matter:

Proposal		Board vote recommendation

1	Election of directors	FOR

2023 Proxy Statement 1

Proposal

1

Election of directors

Our Board of Directors currently has seven directors, each of whom is serving a term of office that continues until the Annual Meeting, or until such director’s successor has been duly elected and qualified, or such director is removed from office or such director’s office is otherwise earlier vacated.

The Board has nominated R. Scott Dennis, James H. Forson, R. David Kelly, Paul S. Michaels, Ray Nixon, Paul E. Rowsey and Beth A. Zayicek for election as directors of the company for a term ending at the 2024 Annual Meeting of Stockholders, or until such director’s successor has been duly elected and qualified, or such director is removed from office. Further information regarding the nominees is shown on the following pages. Each nominee has indicated to the company that the nominee would serve if elected. We do not anticipate that any of our director nominees would be unable to stand for election, but if that were to happen, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Under our Bylaws, at any meeting held for the purpose of electing directors at which a quorum is present, each director nominee receiving the affirmative vote of a majority of the total votes that are present, in person or by proxy at the Annual Meeting will be elected as a director. Abstentions and broker non-votes will have the effect of votes against the nominees.

FOR

Recommendation of the Board

The Board of Directors unanimously recommends a vote “FOR” the election to the board of each of the director nominees.

Vote required: This proposal requires the affirmative vote of a majority of the total votes that are present, in person or by proxy at the Annual Meeting. Abstentions and broker non-votes, if any, will have the same effect as votes against the nominees.

2 Invesco Real Estate Income Trust Inc.

Information about director nominees

Director nominees to serve until the 2024 Annual Meeting of Stockholders

R. Scott Dennis Chair Age Tenure 64 4 Years Qualifications: • Executive leadership • Industry expertise

R. Scott Dennis

Mr. Dennis has served as our President and Chief Executive Officer and as Chair of our Board of Directors since January 2019. Mr. Dennis has been with Invesco Real Estate, the real estate investment center of Invesco, for more than 29 years. He has served as Chief Executive Officer of Invesco Real Estate since March 2011, and as Chief Executive Officer of Invesco Private Markets since July 2019. He is responsible for the day-to-day strategy execution and management of Invesco Real Estate’s global real estate business. Prior to becoming Chief Executive Officer of Invesco Real Estate, Mr. Dennis served as co-head of Invesco Real Estate’s North American group and head of its U.S. acquisitions team from 1992 to 2008. Prior to joining Invesco Real Estate, Mr. Dennis served in the investment banking group at Bankers Trust Company from 1984 to 1989, where he was responsible for structuring equity and debt investments on behalf of Bankers Trust Company and its clients. Additionally, Mr. Dennis was with Trammell Crow Company from 1989 to 1992, where he was responsible for investments on behalf of the company’s opportunity funds. He has been directly involved in over $70 billion of real estate investments. Mr. Dennis earned a B.B.A. in Finance and Real Estate from The University of Texas at Austin. Mr. Dennis is a valuable member of our Board of Directors because of his experience overseeing the operations and growth of Invesco Real Estate and his significant investment experience.

James H. Forson Independent director Age Tenure 56 4 Years Committees: • Audit (Chair) Qualifications: • Executive leadership • Finance and accounting expertise

James H. Forson

Mr. Forson has served as one of our independent directors since January 2019. Mr. Forson currently serves as Chief Financial Officer for Zips Car Wash LLC. Prior to joining Zips Car Wash in 2021, Mr. Forson served as Senior Vice President, Finance for 7-Eleven, Inc. Prior to joining 7-Eleven, Inc, Mr. Forson acted as Executive Vice President and Chief Financial Officer of La Quinta Holdings Inc., a publicly-traded owner, operator, and franchisor of midscale select-service hotels, from 2016 to 2018. Prior to that role, Mr. Forson served La Quinta Holdings Inc. as Senior Vice President, Chief Accounting Officer and Treasurer from 2013 to 2016, and Vice President and Controller from 2010 to 2012. Prior to joining La Quinta in 2010, Mr. Forson held various client-serving audit and internal finance and operations roles with global accounting and consulting firms Arthur Andersen LLP from 1989 to 2002, Ernst & Young LLP from 2002 to 2003 and Grant Thornton LLP from 2003 to 2010. Mr. Forson has served as an independent director for the American Council on Exercise since January 2019 and as treasurer of the board of directors since July 2022. Mr. Forson earned a B.S. in Commerce from the University of Virginia’s McIntire School of Commerce and is a Certified Public Accountant in Texas. Mr. Forson is a valuable member of our Board of Directors because of his senior executive experience and extensive experience with accounting and financial reporting matters.

2023 Proxy Statement 3

R. David Kelly Lead Independent Director Age Tenure 59 4 Years Committees: • Audit Qualifications: • Executive leadership • Industry expertise • Public and private company board experience

R. David Kelly

Mr. Kelly has served as one of our independent directors since January 2019 and as our Lead Independent Director since December 2020. Mr. Kelly has 35 years of investment experience serving both public companies and private partnerships in the financial advisory and real estate development sectors. Mr. Kelly is the founder and managing partner of StraightLine Realty Partners, LLC, an alternative investment platform with investments in real estate, financial services and venture capital. Mr. Kelly also serves as chairman and CEO of Croesus and Company, an international real estate advisory firm, as lead director of TCW Direct Lending, focused on lending senior-secured loans primarily to US-based mid-market companies, as an independent director of Acadia Healthcare and as an at-large director of Ashton Woods Homes. From 2007 to 2017, Mr. Kelly served as a trustee and Chairman of Teacher’s Retirement System of Texas. From 2001 to 2006, Mr. Kelly was a gubernatorial appointee to the Texas Public Finance Authority (TPFA) and served as Chairman from 2002 to 2006. Mr. Kelly’s previous corporate directorships include Croesus Merchants International Singapore, Hong Kong-based Everglory Financial Holdings, and Dubai-based Al Masah Capital Limited. His civic and professional leadership experience includes service as director of the Children’s Medical Center Plano Governing Board, as member of Children’s Health Investment and Finance Committees, and on the Advisory Board of Sponsors for Educational Opportunity. Mr. Kelly earned a B.A. in Economics from Harvard University and an M.B.A. from Stanford University. Mr. Kelly is a valuable member of our Board of Directors because of his prior service as a director and his experience as an executive officer, including in the financial advisory and real estate investment fields.

Paul S. Michaels Director Age Tenure 62 4 Years Qualifications: • Executive leadership • Industry expertise

Paul S. Michaels

Mr. Michaels has served as one of our directors since January 2019. Mr. Michaels has over 40 years of real estate experience including both debt and equity transactions in industrial, multifamily, retail and office properties. Mr. Michaels was employed by Invesco Real Estate from its inception in 1983 to his retirement in March 2020. Mr. Michaels served as Invesco Real Estate’s Director of North American Direct Real Estate from 2008 until his retirement. Mr. Michaels served as Chairperson of Invesco Real Estate’s Investment Committee from 2008 to 2019. Mr. Michaels also served as Director of U.S. Portfolio Management from 1991 to 2008. Mr. Michaels earned a B.B.A. in Finance and Real Estate from the University of Texas at Austin. Mr. Michaels is a valuable member of our Board of Directors because of his extensive real estate investment experience and history with Invesco Real Estate.

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Ray Nixon Independent Director Age Tenure 71 4 Years Committees: • Audit Qualifications: • Executive leadership • Industry expertise • Board experience

Ray Nixon

Mr. Nixon has served as one of our independent directors since January 2019. Mr. Nixon has over 40 years of industry experience. Mr. Nixon served as the Executive Director and Portfolio Manager at the $80 billion investment firm Barrow, Hanley, Mewhinney & Strauss, LLC from 1994 until his retirement in June 2019. Mr. Nixon served as a member of Smith Barney, Inc.’s Investment Policy Committee and as the firm’s lead institutional stockbroker for the Southwest from 1979 to 1994. Mr. Nixon chairs the Texas Health Resources Investment Committee, which oversees a $6.7 billion fund. Mr. Nixon is a Trustee of the UT Southwestern Foundation and a member of its investment committee. Mr. Nixon is a member of the board of directors of the $59 billion endowment for the University of Texas and Texas A&M University. Mr. Nixon previously served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon earned a B.A. and an M.B.A. from the University of Texas at Austin. Mr. Nixon is a valuable member of our Board of Directors because of his extensive investment industry experience, prior service as a director and successful leadership through multiple economic cycles.

Paul E. Rowsey

Independent Director

Age             Tenure

68                4 Years

Committees:

•  Audit

Qualifications:

•  Executive leadership

•  Industry expertise

•  Legal expertise

•  Public and private company board experience

Paul E. Rowsey

Mr. Rowsey has served as one of our independent directors since January 2019. Since 2000, Mr. Rowsey has served as Chairman, managing partner, and co-founder of E2M Partners, LLC, a privately-held real estate investment management company. Previously, Mr. Rowsey served as the Executive Chairman of JLB Partners LLC, a privately-held real estate operating and development company, from 2018 to 2021. Before that, Mr. Rowsey held executive leadership roles at real estate companies Compatriot Capital, Rosewood Property Company, and Property Company of America. Mr. Rowsey was an attorney at Hewitt, Johnson, Swanson & Barbee from 1980 to 1984. Mr. Rowsey currently serves on the boards of Forum Energy Technologies, Inc., a publicly-held, Houston-based energy service company, Powdr Corporation, a privately-held alpine skiing and outdoor adventure Tenure company, Snowbird Holdings LLC, a privately-held alpine skiing and hospitality company, 4 Years and Teton Holdings Corporation, a Wyoming-based trust company. Mr. Rowsey served on the board of KDC Holdings LLC, a commercial real estate and development company, from 2008 until 2021, and the board of Valaris plc, a publicly-held, London-based, offshore drilling company, as its Chairman, from 2000 until 2021. Mr. Rowsey served as Lead Director of JLB Partners LLC, a multi-family development and investment company, from 2012 to 2018. Mr. Rowsey has also served on the boards of Crescent Real Estate Equities Company, Village Green Holdings LLC, and AMC, Inc. Mr. Rowsey’s board tenure includes audit committee, compensation committee, and nominating and governance committee service. Mr. Rowsey earned a B.A. in History and Management Science from Duke University and a J.D. from Southern Methodist School of Law, and is a citizen of the Cherokee Nation. Mr. Rowsey is a valuable member of our Board of Directors because of his experience as a director and executive officer for public and private companies and real estate investment and development companies, and his expertise in legal matters.

2023 Proxy Statement 5

Beth A. Zayicek Director Age Tenure 42 4 Years Qualifications: • Executive leadership • Industry expertise

Beth A. Zayicek

Ms. Zayicek has served as our Chief Operating Officer and as one of our directors since January 2019. Ms. Zayicek has served Invesco Real Estate since 2008 and currently is a Managing Director and the Chief Operating Officer of Invesco Private Markets. She is a member of Invesco Real Estate’s Global Executive Committee and Asia Investment Committee. Ms. Zayicek previously served as Invesco Real Estate’s Chief Administrative Officer from 2016 to 2018 and senior director of investment analytics from 2013 to 2016. She has also served on Invesco Real Estate’s portfolio management and acquisition teams and as a member of its North American Investment Committee. Ms. Zayicek has served as a director of Invesco Mortgage Capital Inc. since February 2021. Prior to joining Invesco Real Estate, Ms. Zayicek served as a member of the corporate and investment banking analyst program and real estate private equity group at KeyBank. Ms. Zayicek also previously served as the director of capital markets at DDR Corp. Ms. Zayicek earned a B.S. in Management with a concentration in Finance from Case Western Reserve University. Ms. Zayicek is a valuable member of our Board of Directors because of her management experience, investment expertise and history with Invesco Real Estate.

Director independence

Our Second Articles of Amendment and Restatement (our “Charter”) and our Corporate Governance Guidelines require a majority of the members of our Board of Directors, and all members of our Audit Committee, to be “independent” directors in accordance with the criteria in our Charter, bylaws, the applicable rules of the Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (“NYSE”). Our Audit Committee charter also requires that all members of our Audit Committee be “independent” directors.

Our Charter provides that a majority of our directors must be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of a successor independent director. Our Charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with Invesco or our adviser. A director is deemed to be associated with Invesco or our adviser if he or she owns any interest (other than an immaterial interest in an affiliate of Invesco) in, is employed by, is an officer or director of, or has any material business or professional relationship with Invesco, our adviser or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs organized by Invesco or advised by our adviser. A business or professional relationship will be deemed material per se if the gross income derived by the director from Invesco, our adviser or any of their affiliates exceeds 5% of (1) the director’s annual gross income derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis. An indirect association is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with Invesco, our adviser or any of their affiliates or us.

Based upon its review, our Board of Directors has affirmatively determined that each of Messrs. Forson, Kelly, Nixon and Rowsey are “Independent Directors” under all applicable standards for independence, including as required for service on our Audit Committee.

6 Invesco Real Estate Income Trust Inc.

Information about the Board and Audit Committee

Board of Directors and Audit Committee

We operate under the direction of our Board of Directors, the members of which are accountable to us and our stockholders as fiduciaries. Our Board has seven members, four of whom are independent directors, as defined by our Charter. Our Charter requires that a director have at least three years of relevant experience and demonstrate the knowledge required to successfully acquire and manage the type of assets that we intend to acquire to serve as a director. Our Charter also requires that at all times at least one of our independent directors must have at least three years of relevant real estate experience. We have determined that our Board of Directors fulfills these criteria.

Our Board of Directors has formed an Audit Committee and has adopted a charter for the Audit Committee, which is available on our website, www.inreit.com (the “company’s website”).

Board meetings and annual meeting of stockholders

During the calendar year ended December 31, 2022, the board of directors held 5 meetings (not including committee meetings). Each director attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he or she served during 2022. The Board does not have a formal policy regarding Board member attendance at stockholder meetings.

Executive sessions

Our Corporate Governance Guidelines require that our independent directors hold executive sessions at which management is not present at least quarterly. Our Lead Independent Director chairs the regularly scheduled executive sessions of the independent directors.

Members:

James H. Forson (Chair)

R. David Kelly

Paul E. Rowsey

Ray Nixon

Independence:

Each member of the committee is independent under SEC and NYSE rules and financially literate

Audit Committee

Financial Expert:

Mr. Forson qualifies under SEC rules and regulations

Meetings held in 2022:

4

The Audit Committee

Under its charter, the committee:

•  is comprised of at least three members of the Board, each of whom is an “Independent Director” under our Charter and applicable NYSE and SEC rules and is also “financially literate”;

•  members are appointed and removed by the Board;

•  is required to meet at least quarterly;

•  periodically meets with the independent auditor and the internal auditor in separate executive sessions without members of senior management present;

•  has the authority to retain independent advisors, at the company’s expense, whenever it deems appropriate to fulfill its duties; and

•  reports to the Board regularly.

The committee’s charter is available on the company’s website within the “Resources— Governance” section. The charter sets forth the committee’s responsibilities, which include assisting the Board in fulfilling its responsibility to oversee (1) the company’s financial reporting, auditing and internal control activities, including the quality and integrity of the company’s financial statements, (2) the independent auditor’s qualifications, independence, compensation and performance (3) the performance of the company’s internal audit function, and (4) the company’s compliance with legal and regulatory requirements.

2023 Proxy Statement 7

Stockholder nominations

The Board of Directors will consider candidates recommended for nomination to the Board by stockholders of the company. Stockholders may nominate candidates for election to the Board under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the Annual Meeting and who has complied with the advance notice provisions set forth in our Bylaws. The manner in which our Board of Directors evaluates candidates recommended by stockholders is generally the same as any other candidate. However, our Board of Directors will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the stockholders. The Board of Directors will not evaluate a candidate recommended by a stockholder unless the stockholder’s proposal provides that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for board service as publicly disclosed by the company and to provide all of the information necessary to conduct an evaluation. For further information regarding deadlines for stockholder proposals, please see the section of this proxy statement below entitled Important Additional Information — Stockholder Proposals for the 2024 Annual Meeting of Stockholders.

Board leadership structure and role in risk oversight

The Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent. In addition, the Board of Directors has determined that since the Chair of our Board of Directors is not an Independent Director, as defined in our Charter, a Lead Independent Director should be appointed by a majority of our Independent Directors. Our Independent Directors have appointed Mr. Kelly to serve as our Lead Independent Director. Key responsibilities of our Lead Independent Director include, among others, presiding at executive sessions of Independent Directors, facilitating communications between the Independent Directors and the Chair of our Board of Directors, and calling meetings of the Independent Directors, as necessary.

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our Charter and Bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. Our Adviser is responsible for the day-to-day management of risks we face, while our Board of Directors has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and the Audit Committee, by reviewing analyses, reports and other materials provided to them by and through discussions with our Adviser and our executive officers.

Communications with the Chair and independent directors

Any interested party may communicate with the Chair of our Board or with our independent directors as a group at the following address:

Mail: Invesco Real Estate Income Trust Inc.

2001 Ross Avenue, Suite 3400

Dallas, Texas 75201

Attn: Office of the Company Secretary

Communications will be distributed to the Board of Directors, or to any of the board committees or individual directors as appropriate, depending on the facts and circumstances of the communication. In that regard, the Board does not receive certain items which are unrelated to the duties and responsibilities of the Board of Directors.

In addition, our manager maintains a Whistleblower Hotline for employees of the manager or its affiliates or individuals outside the company to report complaints or concerns on an anonymous and confidential basis regarding questionable accounting, internal accounting controls or auditing matters and possible violations of the company’s Code of Conduct or law.

Persons may submit any complaint regarding accounting, internal accounting controls or auditing matters directly to the Audit Committee of the Board of Directors by sending a written communication appropriately addressed to:

Audit Committee

Invesco Real Estate Income Trust Inc.

2001 Ross Avenue, Suite 3400

Dallas, Texas 75201

Attn: Office of the Company Secretary

8 Invesco Real Estate Income Trust Inc.

Corporate governance

Code of conduct

We have adopted a Code of Conduct that applies to: (1) our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions; (2) all of our directors, officers and employees (if any); (3) the Adviser and to all of the officers and employees of the Adviser who provide services to the Adviser with respect to our company; and (4) all other affiliates of the Advisor, and the employees of such affiliates, who provide services with respect to our company. Our Code of Conduct, as it relates to those also covered by Invesco’s code of conduct, operates in conjunction with, and in addition to, Invesco’s code of conduct. Our Code of Conduct is designed to comply with SEC regulations relating to codes of conduct and ethics.

Our Code of Conduct is available on the company’s website within the “Resources—Governance” section. Stockholders may also request a copy of the Code of Conduct, which will be provided without charge, by writing to Invesco Real Estate Income Trust Inc. at 2001 Ross Avenue Suite 3400, Dallas, Texas 75201, Attention: Compliance. If, in the future, we amend, modify or waive a provision in the Code of Conduct, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on the company’s website.

Corporate governance guidelines

We have also adopted Corporate Governance Guidelines to advance the functioning of our Board of Directors, the Audit Committee and any other committees of our Board and to set forth our Board’s expectations as to how it and they should perform its and their respective functions. Our Corporate Governance Guidelines are available on the company’s website within the “Resources—Governance” section.

Hedging policy

As part of our insider trading policy, we have a hedging policy in place for all of our directors, officers, employees and any of their respective (i) family members that reside in the same household as the individual (including a child away at college), (ii) anyone else who lives in the household, and (iii) family members outside of the household whose transactions in the company’s securities are directed by such individual or are subject to such individual’s influence or control and (iv) any entities, including any corporations, partnerships or trusts that the individual influences or controls. Our policy prohibits hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving our securities; however, limited exceptions are allowed. To date, no exceptions have been made.

2023 Proxy Statement 9

General information regarding the annual meeting

Questions and answers about voting your common shares

Q. Why did I receive this Proxy Statement?

You have received these proxy materials because the company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting on November 9, 2023. This proxy statement includes information that is designed to assist you in voting your shares.

Q. What is a proxy?

A “proxy” is a written authorization from you to another person that allows such person (the “proxy holder”) to vote your shares on your behalf. The Board of Directors is asking you to allow any of the following persons to vote your shares at the Annual Meeting: Scott R. Dennis, Chair of the Board of Directors; R. Lee Phegley, Jr., Chief Financial Officer; Beth A. Zayicek, Chief Operating Officer; and E. Elizabeth Day, Secretary and General Counsel.

Q. Who is entitled to vote?

Each holder of record of company common stock on September 11, 2023 (the “Record Date”) is entitled to attend and vote at the Annual Meeting.

Q. What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

•	Stockholders of record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with SS&C GIDS, Inc., our transfer agent.
•

Beneficial owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?” below for additional information.

•

The company has requested banks, brokerage firms and other nominees who hold shares of our common stock on behalf of beneficial owners of the shares as of the close of business on the Record Date to forward the Notice to those beneficial owners. The company has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Q. How many votes do I have?

Every holder of a share of common stock on the Record Date will be entitled to one vote per share for each Director to be elected at the Annual Meeting and to one vote per share on each other matter presented at the Annual Meeting. On the Record Date, there were 21,142,042 shares of common stock outstanding and entitled to vote at the Annual Meeting.

Q. What proposals are being presented at the Annual Meeting?

The company intends to propose for stockholder consideration and voting at the Annual Meeting the election of seven (7) members of the Board of Directors.

Other than the matter set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, the company does not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

Q. How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote FOR the election of the seven (7) directors nominated by our Board and named in this proxy statement.

Q. How do I attend the Annual Meeting?

All stockholders are invited to attend the Annual Meeting. An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. Only stockholders who own company common stock as of the close of business on the Record Date and invited guests will be entitled to attend the meeting. An admission ticket, which will be held for you at the check-in area at the Annual Meeting, will serve as verification of your stock ownership. The Annual Meeting will begin at 1:00 p.m. Central Time.

10 Invesco Real Estate Income Trust Inc.

•

If your company shares are registered in your name and you received or accessed your proxy materials electronically via the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted, and an admission ticket will be held for you at the check-in area at the Annual Meeting.

•

If you received your proxy materials by mail and voted by completing your proxy card and checked the box indicating that you plan to attend the meeting, an admission ticket will be held for you at the check-in area at the Annual Meeting.

•

If your company shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the Annual Meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares at the Annual Meeting, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you owned our common stock on the Record Date. You should report to the check-in area for admission to the Annual Meeting.

You may submit your proxy in advance of the Annual Meeting via the Internet, phone or mail by following the instructions included on your proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials.

Q. How do I vote and what are the voting deadlines?

You may vote your shares at the Annual Meeting or by proxy. There are three ways to vote by proxy:

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Via the Internet: You can submit a proxy via the Internet through the end of the Annual Meeting by accessing the web site www.proxypush.com/INREIT and following the instructions you will find on the web site. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.

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By telephone:You can submit a proxy by telephone through the end of the Annual Meeting by calling toll-free (866) 425-1698 (from the U.S. and Canada) and following the recorded instructions or calling toll-free (888) 850-1794 to speak to a live agent.

•

By mail: If you have received your proxy materials by mail, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. Proxy cards returned by mail must be received no later than the close of business on November 8, 2023.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote your common stock by proxy using one of the methods described above. Stockholders of record who attend the Annual Meeting may vote their common stock during the meeting, even though they have sent in proxies.

Q. What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the Annual Meeting or any adjournment or postponement thereof and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Q. May I change or revoke my vote?

Yes. You may change your vote in one of several ways at any time before it is cast at the Annual Meeting:

•	Grant a subsequent proxy via the Internet or telephone;
•	Submit another proxy card (or voting instruction card) with a date later than your previously delivered proxy;
•	Send a written statement revoking your proxy card to our Company Secretary, provided such statement is received no later than November 8, 2023; or
•	If you are a stockholder of record, vote at the Annual Meeting.

Your attendance at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Invesco Real Estate Income Trust Inc., 2001 Ross Avenue, Suite 3400, Dallas, Texas, 75214. Attention: Office of the Company Secretary. New paper proxy cards should be sent to Proxy Tabulator, PO Box 8035, Cary, North Carolina 27512-9916.

Q. What will happen if I do not vote my shares?

If you are the stockholder of record of your shares and you do not vote at the Annual Meeting, or by proxy via the Internet, by telephone, or by mail, your shares will not be voted at the Annual Meeting.

Q. What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?

If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, the designated proxies will vote to elect all seven director nominees as directors and will vote in their discretion for any other matters properly presented for consideration at the Annual Meeting.

2023 Proxy Statement 11

Q. What is a quorum?

A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the conduct of business.

Under our bylaws, if a quorum is not present at the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days from the original Record Date for the Annual Meeting without notice other than an announcement at the Annual Meeting. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.

A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

Q. What vote is required to approve the proposal?

For the proposal to elect seven (7) members to the Board of Directors, the affirmative vote of a majority of the votes that are present, in person or by proxy at the Annual Meeting is required. Abstentions and broker non-votes, if any, will have the effect of votes against the proposal.

Q. How will voting on any other business be conducted?

Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, we do not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the persons named as proxies will vote on the matter in their discretion.

Q. What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

Q. Who will count the votes?

A representative of Mediant will act as the inspector of election and will tabulate the votes.

Q. How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

Q. How can I get additional copies of this Proxy Statement or the Annual Report?

You may obtain additional copies of this Proxy Statement or other information relating to this solicitation by calling Mediant, toll-free at (888) 850-1794.

Important additional information

Principal executive offices

Our principal executive office is located at 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201. Our telephone number is (972) 715-3400.

Annual Report

Our Annual Report on Form 10-K was previously made available for distribution to our stockholders.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website, www.inreit.com, and click “Resources—SEC Filings.” Copies of our Annual Report on Form 10-K including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request to the following address:

Invesco Real Estate Income Trust Inc.

2001 Ross Avenue, Suite 3400

Dallas, Texas 75201

Attn: Office of the Company Secretary

12 Invesco Real Estate Income Trust Inc.

Stockholder proposals for the 2024 annual meeting of stockholders

A stockholder may propose business for consideration or nominate persons for election to the Board in compliance with Maryland law, our Bylaws and other legal requirements. Under our Bylaws, notice of such a proposal must generally be provided to our Company Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. The period under our Bylaws for receipt of such proposals for next year’s meeting is thus from April 24, 2024 to May 24, 2024. (However, if the date of the annual meeting is advanced or delayed by more than 30 days from such anniversary date, any notice by a stockholder of business or the nomination of directors for election or reelection to be brought before the annual meeting to be timely must be so delivered (1) not earlier than the 150th day prior to such annual meeting and (2) not later than 5:00 p.m., Eastern Time on the later of (A) the 120th day prior to such annual meeting and (B) the 10th day following the day on which public announcement of the date of such meeting is first made.

In addition to the notice and information requirements contained in our Bylaws, and consistent with the universal proxy rules, stockholders who, in connection with our 2024 annual meeting of stockholders intend to solicit proxies in support of director nominees other than our company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than September 10, 2024, unless the date of the 2024 Annual Meeting of Stockholders has changed by more than 30 calendar days from the anniversary date of the Annual Meeting, in which case such notice must be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made by our company.

2023 Proxy Statement 13

inreit.com	INREIT-PROX-1-E 09-23

P.O. BOX 8016, CARY, NC 27512-9903
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/INREIT
Cast your vote online
Have your Proxy Card ready
Follow the simple instructions to record your vote
PHONE Call 1-866-425-1698
Use any touch-tone telephone
Have your Proxy Card ready
Follow the simple recorded instructions
LIVE AGENT Call (888) 850-1794
Speak to a live agent and vote on a recorded line
MAIL
Mark, sign and date your Proxy Card
Fold and return your Proxy Card in the postage-paid envelope provided
Invesco Real Estate Income Trust Inc.
Notice of the 2023 Annual Meeting of Stockholders
For Stockholders of record as of September 11, 2023
DATE: Thursday, November 9, 2023 TIME: 1:00 PM, Central Time
PLACE: 2001 Ross Avenue—Trammell Crow Center Dallas, Texas 75201
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Invesco Real Estate Income Trust Inc. which the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Invesco Real Estate Income Trust Inc.
2023 Annual Meeting of Stockholders
Please make your marks like this: X
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSAL 1
PROPOSAL YOUR VOTE
1. To elect seven (7) directors to the Board of Directors to hold office until the 2024 annual meeting of stockholders
FOR AGAINST ABSTAIN
1.01 R. Scott Dennis
#P2# #P2# #P2#
1.02 James H. Forson
#P3# #P3# #P3#
1.03 R. David Kelly
#P4# #P4# #P4#
1.04 Paul S. Michaels
#P5# #P5# #P5#
1.05 Ray Nixon
#P6# #P6# #P6#
1.06 Paul E. Rowsey
#P7# #P7# #P7#
1.07 Beth A. Zayicek
#P8# #P8# #P8#
2. The transaction of such other business as may properly come before the meeting.
Check here if you would like to attend the meeting in person.
Authorized Signatures—Must be completed for your vote to count. Please Sign and Date below.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, officer administrators, signing the etc. Proxy/Vote , should include Form. title and authority. Corporations should provide full name of corporation and title of authorized
Signature (and Title if applicable) Date Signature (if held jointly) Date